UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024 (July 23, 2024)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On July 23, 2024, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter and twelve months ended June 30, 2024. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Core non-interest expense:
Total non-interest expense	$68,758	$68,465	$70,623	$137,223	$127,102
Less: acquisition-related expenses	—	(84)	10,709	(84)	11,260
Add: COVID -19 Employee Retention Credit	—	—	548	—	548
Core non-interest expense	$68,758	$68,549	$60,462	$137,307	$116,390

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Efficiency ratio:
Total non-interest expense	$68,758	$68,465	$70,623	$137,223	$127,102
Less: amortization of other intangible assets	2,787	2,788	2,800	5,575	4,671
Adjusted total non-interest expense	65,971	65,677	67,823	131,648	122,431

Total non-interest income	23,704	25,779	21,015	49,483	40,075
Less: net loss on investment securities	(353)	(1)	(166)	(354)	(2,101)
Less: net loss on asset disposals and other transactions	(428)	(341)	(1,665)	(769)	(1,911)
Total non-interest income, excluding net gains and losses	24,485	26,121	22,846	50,606	44,087

Net interest income	86,613	86,640	84,853	173,253	157,731
Add: fully tax-equivalent adjustment (a)	352	352	386	705	738
Net interest income on a fully tax-equivalent basis	86,965	86,992	85,239	173,958	158,469

Adjusted revenue	$111,450	$113,113	$108,085	$224,564	$202,556

Efficiency ratio	59.19%	58.06%	62.75%	58.62%	60.44%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$68,758	$68,549	$60,462	$137,307	$116,390
Less: amortization of other intangible assets	2,787	2,788	2,800	5,575	4,671
Adjusted core non-interest expense	65,971	65,761	57,662	131,732	111,719

Adjusted revenue	$111,450	$113,113	$108,085	$224,564	$202,556

Efficiency ratio adjusted for non-core items	59.19%	58.14%	53.35%	58.66%	55.15%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands, except per share data)	2024	2024	2023	2023	2023

Tangible equity:
Total stockholders' equity	$1,077,833	$1,062,002	$1,053,534	$993,219	$998,907
Less: goodwill and other intangible assets	406,417	409,285	412,172	408,494	413,172
Tangible equity	$671,416	$652,717	$641,362	$584,725	$585,735

Tangible assets:
Total assets	$9,226,461	$9,270,774	$9,157,382	$8,942,534	$8,786,635
Less: goodwill and other intangible assets	406,417	409,285	412,172	408,494	413,172
Tangible assets	$8,820,044	$8,861,489	$8,745,210	$8,534,040	$8,373,463

Tangible book value per common share:
Tangible equity	$671,416	$652,717	$641,362	$584,725	$585,735
Common shares outstanding	35,498,977	35,486,234	35,314,745	35,395,990	35,374,916

Tangible book value per common share	$18.91	$18.39	$18.16	$16.52	$16.56

Tangible equity to tangible assets ratio:
Tangible equity	$671,416	$652,717	$641,362	$584,725	$585,735
Tangible assets	$8,820,044	$8,861,489	$8,745,210	$8,534,040	$8,373,463

Tangible equity to tangible assets	7.61%	7.37%	7.33%	6.85%	7.00%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Pre-provision net revenue:
Income before income taxes	$35,876	$37,852	$27,262	$73,728	$60,868
Add: provision for credit losses	5,683	6,102	7,983	11,785	9,836
Add: loss on OREO	—	—	1,612	—	1,622
Add: loss on investment securities	353	1	166	354	2,101
Add: loss on other assets	397	309	45	706	274
Add: loss on other transactions	31	32	8	63	15
Pre-provision net revenue	$42,340	$44,296	$37,076	$86,636	$74,716

Total average assets	9,180,454	9,021,651	8,342,883	9,101,052	7,792,579

Pre-provision net revenue to total average assets (annualized)	1.85%	1.97%	1.78%	1.91%	1.93%
Weighted-average common shares outstanding – diluted	35,117,648	35,051,810	32,649,976	35,071,550	30,314,504
Pre-provision net revenue per common share – diluted	$1.21	$1.26	$1.13	$2.45	$2.45

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income adjusted for non-core items:
Net income	$29,007	$29,584	$21,096	$58,591	$47,656
Add: net loss on investment securities	353	1	166	354	2,101
Less: tax effect of net loss on investment securities (a)	74	—	35	74	441
Add: net loss on asset disposals and other transactions	428	341	1,665	769	1,911
Less: tax effect of net loss on asset disposals and other transactions (a)	90	72	349	161	401
Add: acquisition-related expenses	—	(84)	10,709	(84)	11,260
Less: tax effect of acquisition-related expenses (a)	—	(18)	2,249	(18)	2,365
Less: COVID -19 Employee Retention Credit	—	—	548	—	548
Add: tax effect of COVID -19 Employee Retention Credit	—	—	115	—	115
Net income adjusted for non-core items	$29,624	$29,788	$30,570	$59,413	$59,288

Days in the period	91	91	91	182	181
Days in the year	366	366	365	366	365
Annualized net income	$116,666	$118,986	$84,616	$117,826	$96,102
Annualized net income adjusted for non-core items	$119,147	$119,807	$122,616	$119,479	$119,559
Return on average assets:
Annualized net income	$116,666	$118,986	$84,616	$117,826	$96,102
Total average assets	$9,180,454	$9,021,651	$8,342,883	$9,101,052	$7,792,579
Return on average assets	1.27%	1.32%	1.01%	1.29%	1.23%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$119,147	$119,807	$122,616	$119,479	$119,559
Total average assets	$9,180,454	$9,021,651	$8,342,883	$9,101,052	$7,792,579
Return on average assets adjusted for non-core items	1.30%	1.33%	1.47%	1.31%	1.53%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2024	2023

Annualized net income excluding amortization of other intangible assets:
Net income	$29,007	$29,584	$21,096	$58,591	$47,656
Add: amortization of other intangible assets	2,787	2,788	2,800	5,575	4,671
Less: tax effect of amortization of other intangible assets (a)	585	585	588	1,171	981
Net income excluding amortization of other intangible assets	$31,209	$31,787	$23,308	$62,995	$51,346

Days in the period	91	91	91	182	181
Days in the year	366	366	365	366	365
Annualized net income	$116,666	$118,986	$84,616	$117,826	$96,102
Annualized net income excluding amortization of other intangible assets	$125,522	$127,847	$93,488	$126,682	$103,543

Average tangible equity:
Total average stockholders' equity	$1,061,454	$1,052,781	$951,438	$1,057,117	$876,866
Less: average goodwill and other intangible assets	407,864	410,719	387,055	409,292	356,470
Average tangible equity	$653,590	$642,062	$564,383	$647,825	$520,396

Return on average stockholders' equity ratio:
Annualized net income	$116,666	$118,986	$84,616	$117,826	$96,102
Average stockholders' equity	$1,061,454	$1,052,781	$951,438	$1,057,117	$876,866

Return on average stockholders' equity	10.99%	11.30%	8.89%	11.15%	10.96%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$125,522	$127,847	$93,488	$126,682	$103,543
Average tangible equity	$653,590	$642,062	$564,383	$647,825	$520,396

Return on average tangible equity	19.21%	19.91%	16.56%	19.55%	19.90%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 23, 2024 to discuss results of operations for the quarter and six months ended June 30, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 26, 2024	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer